                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06346

Morgan Stanley Quality Municipal Investment Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)          (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2004

Date of reporting period: April 30, 2004


Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Quality Municipal Investment Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

FUND REPORT

For the six-month period ended April 30, 2004

MARKET CONDITIONS


The U.S. economy continued to show improvement over the six-month period under review. On the positive side, gross domestic product growth topped 4 percent in both quarters. While strength in output has historically led to higher interest rates, yields remained stubbornly low across the curve. These yields reflected low levels of observed inflation in the economy and gradual improvement in employment. The Federal Open Market Committee maintained its accommodative monetary policy.

Surprising job growth in March, combined with escalating oil prices, led investors to anticipate that the Fed would raise interest rates sooner rather than later. Yet at its April meeting the Federal Reserve did not change its short-term lending rate but did signal a prospective shift in policy. As a result, bond yields spiked across sectors and maturities.

The supply of new municipal bonds in calendar 2003 reached record levels as municipalities took advantage of historically low interest rates. Many cities and states reduced expenditures by refinancing existing debt at lower yields. In other cases, municipalities attempted to meet budget needs by issuing additional debt. Then in the first months of 2004 bond sales began to slow.

Low interest rates also had an impact on the demand for municipal bonds. Retail and mutual fund activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yields and reinvest at historically low yields. However, insurance companies and hedge funds purchased municipal bonds based on their attractiveness relative to taxable securities. Additionally, investors stretched for yield by buying lower-rated bonds, causing credit spreads to tighten.

PERFORMANCE ANALYSIS


The net asset value (NAV) of Morgan Stanley Quality Municipal Investment Trust
(IQT) decreased from $15.36 to $15.05 per share for the six-month period ended April 30, 2004. Based on this change plus reinvestment of tax-free dividends totaling $0.45 per share and long-term capital gains of $0.027 per share, the Trust's total NAV return was 1.21 percent. The Trust's value on the New York Stock Exchange (NYSE) decreased from $14.22 to $13.28 per share during the same period. Based on this change plus reinvestment of distributions, the Trust's total market return was -3.47 percent. On April 30, 2004, IQT's NYSE market price was at an 11.76 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2004, declared in March, were unchanged at $0.075 per share. The dividend reflects the level of the Trust's undistributed net investment income and projected earnings power. The Trust's level of undistributed net investment income was $0.113 per share on April 30, 2004, versus $0.137 per share six months earlier.

The Trust's duration(1) was targeted to be shorter than its benchmark index. The duration, adjusted for leverage, was 12.3 years. Treasury futures were sold to reduce interest-rate exposure without raising cash in the portfolio. We maintained an average tax-exempt bond maturity objective of 20 years to take advantage of the steepness of the municipal yield curve. Revenue bonds in sectors with reliable income streams from essential services such as municipal electric, transportation and water and sewer systems were emphasized. The Trust's net assets, including preferred shares of $345 million, were diversified across 13 credits in 69 long-term sectors.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding, and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period under review, ARPS leverage contributed approximately $0.09 per share to common-share earnings. The Trust has two ARPS series totaling $105 million and representing 30 percent of net assets including preferred shares. The series is currently in two-year auction modes with maturities ranging from September 2004 to September 2005. The yields ranged from
1.70 to 1.90 percent.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

----------------------------------------------------
1 A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, Funds with shorter durations perform better in rising-rate environments, while Funds with longer durations perform better when rates decline.

   LARGEST SECTORS
   Water & Sewer                                       21.2%
   Transportation                                      19.5%
   General Obligation                                  18.3%
   Electric                                            11.9%
   Refunded                                             9.3%

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                             73.7%
   Aa/AA                                               13.6%
   A/A                                                  8.4%
   Baa/BBB                                              4.3%

Data as of April 30, 2004. Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2004


WEIGHTED AVERAGE MATURITY: 17 YEARS

                                  (BAR CHART)

Portfolio structure is subject to change.

                       Geographic Summary of Investments
            Based on Market Value as a Percent of Total Investments

Alabama................     0.6%
Alaska.................     2.2
Arizona................     1.5
California.............     3.4
Colorado...............     2.1
District of Columbia...     1.1
Florida................     9.7
Georgia................     7.4
Hawaii.................     2.4
Idaho..................     0.2
Illinois...............     6.7%
Indiana................     1.3
Kentucky...............     3.4
Maryland...............     3.1
Massachusetts..........     5.3
Michigan...............     1.0
Minnesota..............     1.6
Nevada.................     0.9
New Jersey.............     4.8
New York...............    10.8
North Carolina.........     1.8%
Ohio...................     0.9
Oregon.................     2.6
Pennsylvania...........     2.1
South Carolina.........     4.5
Tennessee..............     3.1
Texas..................     9.8
Utah...................     1.2
Washington.............     1.8
Wyoming................     2.7
                          -----
Total..................   100.0%
                          =====

CALL AND COST (BOOK) YIELD STRUCTURE

(Based on Long-Term Portfolio) As of April 30, 2004


PERCENT OF BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS

(BAR CHART)

2004(a)                                                                            3
2005                                                                               5
2006                                                                               1
2007                                                                               4
2008                                                                               2
2009                                                                               7
2010                                                                              16
2011                                                                              17
2012                                                                              20
2013                                                                              14
2014+                                                                             11

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.3%

(BAR CHART)

2004(a)                                                                           7.1
2005                                                                              6.1
2006                                                                              6.6
2007                                                                              6.1
2008                                                                              5.6
2009                                                                              5.7
2010                                                                              5.5
2011                                                                              5.2
2012                                                                              5.2
2013                                                                              4.6
2014+                                                                             4.6

(a)  May include issues callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 7.1% on 3% of the long-term portfolio that is callable in 2004.

     Portfolio structure is subject to change.

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (137.5%)
            General Obligation (25.1%)
$  5,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)...........   0.00%   06/30/09   $   4,173,250
   3,000    California, Various Purpose Dtd 05/01/03.................   5.00    02/01/24       2,892,150
   3,300    San Diego Unified School District, California, 2003 Ser E
              (FSA)..................................................   5.00    07/01/28       3,305,775
            Florida State Board of Education,
   6,890      Capital Outlay Refg Ser 2001 D.........................   5.375   06/01/18       7,398,413
   3,000      Capital Outlay Refg 2002 Ser C (MBIA)..................   5.00    06/01/20       3,102,810
  10,000    Chicago School Reform Board, Illinois, Dedicated Tax Ser
              1997 (Ambac)...........................................   5.75    12/01/27      11,166,400
   7,000    New Jersey, 2001 Ser H...................................   5.25    07/01/19       7,624,610
   5,000    North Carolina, Public School Building Ser 1999..........   4.60    04/01/17       5,129,850
     655    Oregon, Veterans' Welfare Ser 75.........................   6.00    04/01/27         673,353
            Pennsylvania,
   1,000      First Ser 2003 RITES PA - 1112 A (MBIA)................   8.662++ 01/01/18       1,087,800
   1,000      First Ser 2003 RITES PA - 1112 B (MBIA)................   8.662++ 01/01/19       1,077,560
   5,000    Charleston County School District, South Carolina, Ser
              2004 A.................................................   5.00    02/01/22       5,121,800
   5,000    Aldine Independent School District, Texas, Bldg & Refg
              Ser 2001 (PSF).........................................   5.00    02/15/26       5,001,050
   2,500    Mission Consolidated Independent School District, Texas,
              Bldg Ser 2000 (PSF)....................................   5.50    02/15/25       2,609,975
                                                                                           -------------
--------
                                                                                              60,364,796
  58,345
                                                                                           -------------
--------
            Educational Facilities Revenue (3.4%)
   1,480    Indiana University, Student Fee Ser K (MBIA).............   5.875   08/01/20       1,573,536
   1,200    University of North Carolina, Chapel Hill Ser 2003.......   5.00    12/01/24       1,215,000
   5,000    Texas State University, Ser 2000 (FSA)...................   5.50    03/15/20       5,420,000
                                                                                           -------------
--------
                                                                                               8,208,536
   7,680
                                                                                           -------------
--------
            Electric Revenue (16.3%)
   5,000    California Department of Water Resources, Power Supply
              Ser 2002 A.............................................   5.875   05/01/16       5,489,250
            Municipal Electric Authority of Georgia,
   2,000      Combustion Turbine Ser 2002 A (MBIA)...................   5.25    11/01/21       2,095,640
   1,500      Combustion Turbine Ser 2002 A (MBIA)...................   5.25    11/01/22       1,562,085
   5,000    Southern Minnesota Municipal Power Agency, Ser 2002 A
              (Ambac)................................................   5.25    01/01/16       5,482,550
            Long Island Power Authority, New York,
   4,000      Ser 2003 B.............................................   5.25    06/01/13       4,263,960
   1,900      Ser 2000 A (FSA).......................................   0.00    06/01/16       1,105,021

                                                                               7
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            South Carolina Public Service Authority,
$  1,500      2002 Refg Ser A (FSA)..................................   5.125%  01/01/20   $   1,565,925
   1,000      2002 Refg Ser A (FSA)..................................   5.125   01/01/21       1,039,380
   2,000      1997 Refg Ser A (MBIA).................................   5.00    01/01/29       2,004,260
  10,000    Memphis, Tennessee, Jr Lien Refg 2002 (MBIA).............   5.00    12/01/16      10,524,700
   1,000    Intermountain Power Agency, Utah, Refg 1996 Ser D
              (Secondary FSA)........................................   5.00    07/01/21       1,015,710
            Lewis County Public Utility District No 1, Washington,
   2,000      Cowlitz Falls Hydroelectric Refg Ser 2003 (MBIA).......   5.00    10/01/22       2,032,220
   1,000      Cowlitz Falls Hydroelectric Refg Ser 2003 (MBIA).......   5.00    10/01/23       1,011,570
                                                                                           -------------
--------
                                                                                              39,192,271
  37,900
                                                                                           -------------
--------
            Hospital Revenue (8.0%)
            Maryland Health & Higher Educational Facilities
              Authority,
   3,000      Medstar Health Refg Ser 2004...........................   5.375   08/15/24       2,920,260
   2,000      University of Maryland Medical Ser 2002................   5.75    07/01/17       2,133,280
   2,500      University of Maryland Medical Ser 2001................   5.25    07/01/34       2,448,275
   4,000    New Jersey Health Care Facilities Financing Authority, St
              Barnabas Medical Center Ser 1998 B (MBIA)..............   4.75    07/01/28       3,872,360
   1,500    New York State Dormitory Authority Revenue, Mental Health
              Ser 2003 B.............................................   5.25    02/15/17       1,593,690
   3,000    Lorain County, Ohio, Catholic Healthcare Partners Ser
              2001 A.................................................   5.75    10/01/18       3,186,480
   3,000    Lehigh County General Purpose Authority, Pennsylvania, St
              Lukes Hospital of Bethlehem Ser 2003...................   5.25    08/15/23       2,933,910
                                                                                           -------------
--------
                                                                                              19,088,255
  19,000
                                                                                           -------------
--------
            Industrial Development/Pollution Control Revenue (5.6%)
   2,000    Chicago, Illinois, Peoples Gas Light & Coke Co Refg 1995
              Ser A..................................................   6.10    06/02/25       2,105,740
   3,500    Michigan Strategic Fund, Detroit Edison Co Ser 2001 C....   5.45    09/01/29       3,568,145
   2,000    New York State Energy Research & Development Authority,
              Brooklyn Union Gas Co 1991 Ser D (AMT).................  12.456++ 07/01/26       2,374,580
   5,000    Sabine River Authority, Texas, TXU Electric Co Refg Ser
              2001 B (AMT) (Mandatory Tender 11/01/11)...............   5.75    05/01/30       5,292,750
                                                                                           -------------
--------
                                                                                              13,341,215
  12,500
                                                                                           -------------
--------
            Mortgage Revenue - Multi-Family (3.1%)
   7,140    Illinois Housing Development Authority, 1991 Ser A.......   8.25    07/01/16       7,425,600
                                                                                           -------------
--------
            Mortgage Revenue - Single Family (0.6%)
     555    Colorado Housing & Finance Authority, 2000 Ser D-2
              (AMT)..................................................   6.90    04/01/29         565,706
     870    District of Columbia Housing Finance Agency, GNMA
              Collateralized Ser 1990 B (AMT)........................   7.10    12/01/24         870,583
                                                                                           -------------
--------
                                                                                               1,436,289
   1,425
                                                                                           -------------
--------

8
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (4.5%)
$  5,000    Arizona School Facilities Board, School Impr Ser 2001....   5.00%   07/01/19   $   5,161,650
   1,585    Colorado Educational & Cultural Facilities Authority,
              Peak to Peak Charter School Refg & Impr Ser 2004
              (XLCA).................................................   5.25    08/15/34       1,608,680
   1,900    Jacksonville, Florida, Sales Tax Ser 2001 (Ambac)........   5.50    10/01/18       2,064,445
   2,000    Pennsylvania Public School Building Authority,
              Philadelphia School District Ser 2003 (FSA)............   5.00    06/01/33       1,992,320
                                                                                           -------------
--------
                                                                                              10,827,095
  10,485
                                                                                           -------------
--------
            Resource Recovery Revenue (1.3%)
   3,000    Northeast Maryland Waste Disposal Authority, Montgomery
--------      County Ser 2003 (AMT) (Ambac)..........................   5.50    04/01/16       3,203,520
                                                                                           -------------
            Transportation Facilities Revenue (26.8%)
            Alaska International Airports System,
   1,500      Ser 2002 B (Ambac).....................................   5.75    10/01/18       1,657,470
   1,500      Ser 2002 B (Ambac).....................................   5.75    10/01/19       1,654,455
   3,000    Metropolitan Washington DC Airport Authority, Ser 2004 C
              (FSA) (AMT) (WI).......................................   5.00    10/01/20       2,960,760
  10,000    Hillsborough County Port District, Florida, Tampa Port
              Authority Special & Refg Ser 1995 (AMT) (FSA)..........   6.00    06/01/20      10,547,000
            Georgia State Road & Toll Authority,
   2,500      DRIVERS Ser 373........................................   8.645++ 10/01/11       2,648,250
  10,000      Ser 2001...............................................   5.375   03/01/17      10,849,400
   2,000    Chicago, Illinois, O' Hare Int'l Airport Third Lien Ser
              2003 B-2 (AMT) (FSA)...................................   5.75    01/01/23       2,136,680
   5,000    Massachusetts Bay Transportation Authority, Assess 2000
              Ser A..................................................   5.25    07/01/30       5,065,300
   5,000    New Jersey Turnpike Authority, Ser 2003 A (Ambac)........   5.00    01/01/30       5,030,750
   4,000    Port Authority of New York & New Jersey, Cons 135th Ser
              (XLCA).................................................   5.00    09/15/29       4,008,640
            Metropolitan Transportation Authority, New York,
   3,000      State Service Contract Ser 2002 A (MBIA)...............   5.50    01/01/19       3,243,240
   3,000      State Service Contract Refg Ser 2002 B (MBIA)..........   5.50    07/01/20       3,231,240
   3,000    Triborough Bridge & Tunnel Authority, New York, Ser 2001
              A......................................................   5.00    01/01/32       2,970,930
   5,000    Dallas-Fort Worth International Airport, Texas, Ser 2003
              A (AMT) (FSA)..........................................   5.375   11/01/22       5,157,250
   3,000    Port of Seattle, Washington, Sub Lien Ser 1999 A
              (FGIC).................................................   5.25    09/01/22       3,107,280
                                                                                           -------------
--------
                                                                                              64,268,645
  61,500
                                                                                           -------------
--------
            Water & Sewer Revenue (29.1%)
   2,000    Birmingham, Alabama, Water & Sewer Ser 1998 A............   4.75    01/01/21       1,987,360
   5,000    Colorado Springs, Colorado, Utilities Ser 2001 A.........   5.00    11/15/29       5,013,900
   2,000    Martin County, Florida, Utilities Ser 2001 (FGIC)........   5.00    10/01/26       2,010,160
   8,000    Tampa Bay Water, Florida, Ser 2001 B (FGIC)..............   5.00    10/01/31       8,002,160

                                                                               9
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky,
$  2,925      Ser 2001 A (MBIA)......................................   5.375%  05/15/20   $   3,118,810
   3,075      Ser 2001 A (MBIA)......................................   5.375   05/15/21       3,262,514
   5,000      Ser 1999 A (FGIC)......................................   5.75    05/15/33       5,359,800
   1,585    Massachusetts Water Resources Authority, 2000 Ser A
              (FGIC).................................................   6.00    08/01/13       1,802,478
   2,925    Las Vegas Water District, Nevada, Impr and Refg Ser 2003
              A (FGIC)...............................................   5.25    06/01/22       3,042,702
            New York City Municipal Water Finance Authority, New
              York,
   3,000      2003 Ser A.............................................   5.375   06/15/18       3,213,720
   4,000      1998 Ser D (MBIA)......................................   4.75    06/15/25       3,903,360
   5,000      2002 Ser G (FSA).......................................   5.00    06/15/34       4,992,750
   7,500    Portland, Oregon, Sewer 2000 Ser A (FGIC)................   5.75    08/01/19       8,324,250
   6,000    Charleston, South Carolina, Refg Cap Impr Ser 1998
              (FGIC).................................................   4.50    01/01/24       5,666,280
  10,000    Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B
              (FGIC).................................................   5.25    12/01/30      10,138,400
                                                                                           -------------
--------
                                                                                              69,838,644
  68,010
                                                                                           -------------
--------
            Other Revenue (0.9%)
   2,000    New York City Transitional Finance Authority, New York,
--------      Refg 2003 Ser A........................................   5.50    11/01/26       2,210,480
                                                                                           -------------
            Refunded (12.8%)
   7,250    Atlanta, Georgia, Airport Ser 2000 A (FGIC)..............   5.50    01/01/10+      8,170,532
   7,000    Hawaii, Airports Second Ser of 1991 (AMT) (ETM)..........   6.90    07/01/12       8,267,980
  10,000    Massachusetts, Ser 2000 C................................   5.75    10/01/10+     11,335,500
   3,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
              (Ambac) (ETM)..........................................  12.202++ 05/15/20       3,025,530
                                                                                           -------------
--------
                                                                                              30,799,542
  27,250
                                                                                           -------------
--------
 316,235    Total Tax-Exempt Municipal Bonds (Cost $315,171,878)........................     330,204,888
                                                                                           -------------
--------

10
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2004 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Short-Term Tax-Exempt Municipal Obligations (5.4%)
$    780    Idaho Health Facilities Authority, St Luke's Regional
              Medical Center Ser 2000 (FSA) (Demand 05/03/04)........   1.10*%  07/01/30   $     780,000
   2,820    Indiana Health Facility Financing Authority, Clarian
              Health
              Ser 2000 B (Demand 05/03/04)...........................   1.10*   03/01/30       2,820,000
   9,300    Kemmerer, Wyoming, Exxon Corp Ser 1984 (Demand
              05/03/04)..............................................   1.03*   11/01/14       9,300,000
                                                                                           -------------
--------
  12,900    Total Short-Term Tax-Exempt Municipal Obligations (Cost $12,900,000)........      12,900,000
                                                                                           -------------
--------

$329,135    Total Investments (Cost $328,071,878) (a)..........................   142.9%      343,104,888
========
            Other Assets in Excess of Liabilities..............................     0.9         2,242,647
            Preferred Shares of Beneficial Interest............................   (43.8)     (105,160,419)
                                                                                  -----     -------------
            Net Assets Applicable to Common Shareholders.......................   100.0%    $ 240,187,116
                                                                                  =====     =============

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

   AMT      Alternative Minimum Tax.
 DRIVERS    Derivative Inverse Tax-Exempt Receipts.
   ETM      Escrowed to maturity.
   PSF      Texas Permanent School Fund Guarantee Program.
  RITES     Residual Interest Tax-Exempt Securities.
    WI      Security purchased on a when-issued basis.
    +       Prerefunded to call date shown.
    ++      Current coupon rate for inverse floating rate municipal
            obligations. This rate resets periodically as the auction
            rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of
            $10,213,720 which represents 4.3% of net assets applicable to common shareholders.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes is
            $327,896,344. The aggregate gross unrealized appreciation is
            $16,443,430 and the aggregate gross unrealized depreciation is $1,234,886, resulting in net unrealized appreciation of
            $15,208,544.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.
   XLCA     XL Capital Corporation.

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (unaudited)

Assets:
Investments in securities, at value
  (cost $328,071,878)...............  $343,104,888
Cash................................        68,780
Interest receivable.................     5,148,530
Prepaid expenses and other assets...       416,411
                                      ------------
    Total Assets....................   348,738,609
                                      ------------
Liabilities:
Payable for:
    Investments purchased...........     3,018,870
    Common shares of beneficial
      interest repurchased..........       140,047
    Investment management fee.......       118,465
Accrued expenses and other
  payables..........................       113,692
                                      ------------
    Total Liabilities...............     3,391,074
                                      ------------
Preferred shares of beneficial
  interest, (at liquidation value),
  (1,000,000 shares authorized of
  non-participating $.01 par value,
  2,100 shares outstanding).........   105,160,419
                                      ------------
    Net Assets Applicable to Common
      Shareholders..................  $240,187,116
                                      ============
Composition of Net Assets Applicable
to Common Shareholders:
Common shares of beneficial interest
  (unlimited shares authorized of
  $.01 par value, 15,964,013 shares
  outstanding)......................  $222,599,921
Net unrealized appreciation.........    15,033,010
Accumulated undistributed net
  investment income.................     1,798,487
Accumulated undistributed net
  realized gain.....................       755,698
                                      ------------
    Net Assets Applicable to Common
      Shareholders..................  $240,187,116
                                      ============
Net Asset Value Per Common Share
($240,187,116 divided by 15,964,013
common shares outstanding)..........        $15.05
                                      ============

Statement of Operations
For the six months ended April 30, 2004 (unaudited)

Net Investment Income:
Interest Income......................  $ 8,852,174
                                       -----------
Expenses
Investment management fee............      625,675
Auction commission fees..............      273,307
Transfer agent fees and expenses.....       49,817
Professional fees....................       30,865
Shareholder reports and notices......       19,991
Custodian fees.......................        9,850
Auction agent fees...................        7,221
Trustees' fees and expenses..........        4,864
Other................................       18,216
                                       -----------
    Total Expenses...................    1,039,806

Less: expense offset.................       (9,738)
                                       -----------
    Net Expenses.....................    1,030,068
                                       -----------
    Net Investment Income............    7,822,106
                                       -----------
Net Realized and Unrealized Gain
(Loss):
Investments..........................    1,455,209
Futures contracts....................   (1,049,443)
                                       -----------
    Net Realized Gain................      405,766
Net change in unrealized
  appreciation.......................   (4,904,249)
                                       -----------
    Net Loss.........................   (4,498,483)
                                       -----------
Dividends to preferred shareholders
  from net investment income.........     (981,580)
                                       -----------
Net Increase.........................  $ 2,342,043
                                       ===========

12
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2004   OCTOBER 31, 2003
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................   $  7,822,106      $ 16,638,545
Net realized gain...........................................        405,766           797,277
Net change in unrealized appreciation.......................     (4,904,249)        3,427,282
Dividends to preferred shareholders from net investment
  income....................................................       (981,580)       (1,804,684)
                                                               ------------      ------------
    Net Increase............................................      2,342,043        19,058,420
                                                               ------------      ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (7,264,179)      (15,772,298)
Net realized gain...........................................       (447,688)       (1,549,279)
                                                               ------------      ------------
    Total Dividends and Distributions.......................     (7,711,867)      (17,321,577)
                                                               ------------      ------------

Decrease from transactions in common shares of beneficial
  interest..................................................     (4,294,635)       (6,484,403)
                                                               ------------      ------------
    Net Decrease............................................     (9,664,459)       (4,747,560)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................    249,851,575       254,599,135
                                                               ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $1,798,487 and $2,222,140, respectively).................   $240,187,116      $249,851,575
                                                               ============      ============

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. ("the Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly total net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2004 aggregated $30,788,115 and $42,138,740, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2004, the Trust had transfer agent fees and expenses payable of approximately $12,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the year ended April 30, 2004 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,404. At April 30, 2004, the Trust had an accrued pension liability of $54,944 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED) continued

participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Effective April 1, 2004, the Trust began an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET        RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------   -------------   -----   --------  ----------------
  A      1,400       $70,000      1.90%   09/08/04       1.90%
  B        700        35,000      1.70    09/02/05       1.70

---------------------
    * As of April 30, 2004.
   ** For the six months ended April 30, 2004.

Subsequent to April 30, 2004 and up through June 4, 2004 the Trust paid dividends to Series A and B at rates ranging from 1.70% to 1.90% in the aggregate amount of $160,419.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED) continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                              PAR       EXCESS OF
                                                                SHARES       VALUE      PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 2002...................................  16,716,613   $167,166    $233,211,793
Treasury shares purchased and retired (weighted average
  discount 7.04%)*..........................................    (454,800)    (4,548)     (6,479,855)
                                                              ----------   --------    ------------
Balance, October 31, 2003...................................  16,261,813    162,618     226,731,938
Treasury shares purchased and retired (weighted average
  discount 7.83%)*..........................................    (297,800)    (2,978)     (4,291,657)
                                                              ----------   --------    ------------
Balance, April 30, 2004.....................................  15,964,013   $159,640    $222,440,281
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On March 30, 2004, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   -------------  -------------
$0.075..     May 7, 2004   May 21, 2004
$0.075..    June 4, 2004   June 18, 2004

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2004 (UNAUDITED) continued

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2003, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividends payable.

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                       FOR THE SIX                  FOR THE YEAR ENDED OCTOBER 31,
                                                       MONTHS ENDED    ---------------------------------------------------------
                                                      APRIL 30, 2004     2003        2002        2001        2000        1999
                                                      --------------   ---------   ---------   ---------   ---------   ---------
                                                       (unaudited)
Selected Per Share Data:
Net asset value, beginning of period................     $  15.36      $  15.23    $  15.31    $  14.64    $  14.35    $  15.66
                                                         --------      --------    --------    --------    --------    --------
Income (loss) from investment operations:
    Net investment income*..........................         0.48          1.01        1.07        1.17        1.18        1.16
    Net realized and unrealized gain (loss).........        (0.27)         0.25        0.04        0.66        0.23       (1.28)
    Common share equivalent of dividends paid to
    preferred shareholders*.........................        (0.06)        (0.11)      (0.13)      (0.22)      (0.25)      (0.20)
                                                         --------      --------    --------    --------    --------    --------
Total income (loss) from investment operations......         0.15          1.15        0.98        1.61        1.16       (0.32)
                                                         --------      --------    --------    --------    --------    --------
Less dividends and distributions from:
    Net investment income...........................        (0.45)        (0.96)      (0.93)      (0.93)      (0.93)      (0.90)
    Net realized gain...............................        (0.03)        (0.09)      (0.14)      (0.01)         --       (0.11)
                                                         --------      --------    --------    --------    --------    --------
Total dividends and distributions...................        (0.48)        (1.05)      (1.07)      (0.94)      (0.93)      (1.01)
                                                         --------      --------    --------    --------    --------    --------
Anti-dilutive effect of acquiring treasury
 shares*............................................         0.02          0.03        0.01          --        0.06        0.02
                                                         --------      --------    --------    --------    --------    --------
Net asset value, end of period......................     $  15.05      $  15.36    $  15.23    $  15.31    $  14.64    $  14.35
                                                         ========      ========    ========    ========    ========    ========
Market value, end of period.........................     $  13.28      $  14.22    $  14.08    $  15.08    $  13.69    $  13.00
                                                         ========      ========    ========    ========    ========    ========
Total Return+.......................................        (3.47)%(1)     8.66%       0.52%      17.52%      12.84%     (10.12)%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)..............         0.82%(2)(3)   0.79%(3)    0.73%(3)    0.74%(3)    0.75%       0.71%
Net investment income before preferred stock
 dividends..........................................         6.20%(2)      6.54%       7.15%       7.83%       8.18%       7.66%
Preferred stock dividends...........................         0.78%(2)      0.71%       0.86%       1.46%       1.74%       1.34%
Net investment income available to common
 shareholders.......................................         5.42%(2)      5.83%       6.29%       6.37%       6.44%       6.32%
Supplemental Data:
Net assets applicable to common shareholders, end of
 period, in thousands...............................     $240,187      $249,852    $254,599    $257,819    $247,389    $253,633
Asset coverage on preferred shares at end of
 period.............................................          328%          338%        342%        345%        335%        341%
Portfolio turnover rate.............................            9%(1)        21%         17%         23%         20%          8%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                                                                              19
                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Barry Fink
Vice President

Joseph J. McAlinden
Vice President

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2004 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Quality Municipal
Investment Trust

Semiannual Report
April 30, 2004

[MORGAN STANLEY LOGO]

                                                     38570RPT-RA04-00260P-Y04/04

Item 2. Code of Ethics.

Not applicable for semiannual reports.


Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.


Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.


Item 6. [Reserved.]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.


Item 8. [Reserved.]


Item 9 - Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

     There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10 Exhibits
(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Quality Municipal Investment Trust

/s/ Ronald E. Robison
---------------------
Ronald E. Robison
Principal Executive Officer
June 22, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
---------------------
Ronald E. Robison
Principal Executive Officer
June 22, 2004


/s/ Francis Smith
-----------------
Francis Smith
Principal Financial Officer
June 22, 2004

                                       3